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                                                                   EXHIBIT 10.15

          AMENDED AND RESTATED NORTHPOINT COMMUNICATIONS GROUP, INC.

                                1999 STOCK PLAN

     1.   Purposes of the Plan. The purposes of the 1999 Stock Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

               (a)  "Administrator" means the Committee responsible for
                     -------------
conducting the general administration of the Plan in accordance with Section 4 hereof.

               (b)  "Applicable Laws" means the requirements relating to the
                     ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

               (c)  "Board" means the Board of Directors of the Company.
                     -----

               (d)  "Code" means the Internal Revenue Code of 1986, as amended.
                     ----

               (e)  "Committee" means a committee of Independent Directors
                     ---------
appointed by the Board in accordance with Section 4 hereof.

               (f)  "Common Stock" means the Common Stock of the Company, par
                     ------------
value $.001 per share.

               (g)  "Company" means NorthPoint Communications Group, Inc., a
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Delaware corporation.

               (h)  "Consultant" means any consultant or adviser if: (i) the
                     ----------
consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and
(iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

               (i)  "Director" means a member of the Board of Directors of the
                     --------
Company.

               (j)  "Employee" means any person, including Officers and
                     --------
Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider
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shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient, by itself, to constitute "employment" by the Company.

               (k)  "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
amended.

               (l)  "Fair Market Value" means, as of any date, the value of
                     -----------------
Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (m)  "Incentive Stock Option" means an Option intended to qualify
                     ----------------------
as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

               (n)  "Independent Director" means a Director who is not an
                     --------------------
Employee of the Company.

               (o)  "Nonstatutory Stock Option" means an Option not intended to
                     -------------------------
qualify as an Incentive Stock Option which is not designated as an Incentive Stock Option by the Administrator.

               (p)  "Officer" means a person who is an officer of the Company
                     -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (q)  "Option" means a stock option granted pursuant to the Plan.
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          (r)  "Option Agreement" means a written agreement between the Company
                ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (s)  "Optioned Stock" means the Common Stock subject to an Option or a
                --------------
Stock Purchase Right.

          (t)  "Optionee" means the holder of an outstanding Option or Stock
                --------
Purchase Right granted under the Plan.

          (u)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (v)  "Plan" means the NorthPoint Communications Group, Inc. 1999 Stock
                ----
Plan.

          (w)  "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a Stock Purchase Right granted under Section 12 below.

          (x)  "Rule 16b-3" means that certain Rule 16b-3 under the Exchange
                ----------
Act, as such Rule may be amended from time to time.

          (y)  "Section 16(b)" means Section 16(b) of the Securities Exchange
                -------------
Act of 1934, as amended.

          (z)  "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (aa) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 15 below.

          (bb) "Stock Purchase Right" means a right to purchase Common Stock
                --------------------
pursuant to Section 12 below.

          (cc) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3. Stock Subject to the Plan.  Subject to the provisions of Section 15 of
       -------------------------
the Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.001 per share. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is the sum of: (i) 11,250,000 Shares; (ii) the number of shares of common stock of NorthPoint Communications, Inc., which remain available for grants of options under the NorthPoint Communications, Inc. 1997 Stock Option Plan as of the date of the Plan's initial adoption by the Board and
(iii) with respect to options granted under the NorthPoint Communications, Inc. 1997 Stock Option Plan that are assumed by the Company and expire or are canceled without having been exercised in full, the number of Shares subject to each such option as to which such option was not exercised prior to its expiration or cancellation;

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provided, however, that, during the term of the Plan, on each anniversary of the date of the Plan's initial adoption by the Board (commencing with the first such anniversary), such maximum aggregate number of Shares shall be increased by 3,375,000 Shares.

          Notwithstanding the foregoing, the maximum aggregate number of Shares which may be issued upon exercise of Incentive Stock Options (the "ISO Limitation") is 11,250,000 Shares; provided, however, that, during the term of the Plan, on each anniversary of the date of the Plan's initial adoption by the Board (commencing with the first such anniversary), the ISO Limitation shall be increased by 3,375,000 Shares.

          Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Optionee or withheld by the Company upon the exercise of an Option or Stock Purchase Right under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

  4. Administration of the Plan.

Administrator.  The Plan shall be administered by the Compensation Committee of
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the Board (or another committee or a subcommittee of the Board designated as the
Administrator under the Plan) which shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either
(1) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

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     (a)  Powers of the Administrator. Subject to the provisions of the Plan and
          ---------------------------
the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

          (i)   to determine the Fair Market Value;

          (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

          (iii) to determine the number of Shares to be covered by each such award granted hereunder;

          (iv)  to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

          (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 10(g) instead of Common Stock;

          (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (viii)to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

          (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

     (b)  Effect of Administrator's Decision.  All decisions, determinations and
          ----------------------------------
interpretations of the Administrator shall be final and binding on all Optionees.

  5. Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may be
     -----------
granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right

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

may be granted additional Options or Stock Purchase Rights. Each Independent Director shall be eligible to be granted Options at the times and in the manner set forth in Section 12.

  6.   Limitations.
       -----------

          (a) Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Nonstatutory Stock Options.

          For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan, any Option nor any Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) No Employee shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 2,100,000 Shares.

          (d) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 15.

          (e) If an Option is canceled in the same fiscal year of the Company it was granted (other than in connection with a transaction described in Section
15), the canceled Option will be counted against the limit set forth in Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

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

     7.   Term of Plan. The Plan shall become effective upon its initial
          ------------
adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

     8.   Term of Option.  The term of each Option shall be stated in the Option
          --------------
Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

               (a) Except as provided in Section 12, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                    (i)   In the case of an Incentive Stock Option

                          (A)  granted to an Employee who, at the time of grant
of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                          (B)  granted to any other Employee, the per Share
exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                    (ii)  In the case of a Nonstatutory Stock Option

                          (A)  granted to a Service Provider who, at the time of
grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

                          (B)  granted to any other Service Provider, the per
Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

                    (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

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

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator), (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

   10.  Exercise of Option.
        ------------------

          (a)  Vesting; Fractional Exercises.  Except as provided in Section 13,
               -----------------------------
Options granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, but in no case at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          (b)  Deliveries upon Exercise. All or a portion of an exercisable
               ------------------------
Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

               (i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

               (ii) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars; and

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

          (iii)     In the event that the Option shall be exercised pursuant to
Section 10(f) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

     (c)  Conditions to Delivery of Share Certificates. The Company shall not be
          --------------------------------------------
required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

          (ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Optionee to pay for such Shares under Section 9(b).

     (d)  Termination of Relationship as a Service Provider.  If an Optionee
          -------------------------------------------------
ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time period specified by the Administrator in the Option Agreement relating to such Option, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

     (e)  Disability of Optionee. If an Optionee ceases to be a Service Provider
          ----------------------
as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the

Option shall remain exercisable for twelve (12) months following the Optionee's termination. If such disability is not a "disability" as such term is defined in
Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three (3) months and one (1) day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (f)  Death of Optionee. If an Optionee dies while a Service Provider,
               -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (g)  Buyout Provisions. The Administrator may at any time offer to buy
               -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  11.  Non-Transferability of Options and Stock Purchase Rights.  Options and
       --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  12.  Granting of Options to Independent Directors.  During the term of the
       --------------------------------------------
Plan, a person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock, or a person who is initially elected to the Board following the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election, automatically shall be granted (i) an Option to purchase forty thousand (40,000) shares of Common Stock (subject to adjustment as provided in Section 15) on the date of such consummation or such initial election, as applicable (each, an "Initial Option") and (ii) an Option to purchase thirteen thousand (13,000) shares of Common Stock (subject to adjustment as provided in Section 15) on the date of each annual meeting of stockholders after the date of the Board's adoption of the Plan at which the Independent Director is reelected to the Board (a "Subsequent Option"). Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence. All the foregoing Option grants authorized by this Section 12 are subject to stockholder approval of the Plan.

     13.  Terms of Options Granted to Independent Directors. The per Share price
          -------------------------------------------------
of each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the per Share price of each Option granted to an Independent Director on the date of the initial public offering of Common Stock shall equal the initial public offering price (net of underwriting discounts and commissions) per Share. Initial Options (as defined in Section 12) granted to Independent Directors shall become exercisable in cumulative monthly installments of 1/36 of the Shares subject to such option on each of the monthly anniversaries of the date of Initial Option grant, commencing with the first such monthly anniversary, such that each Initial Option shall be one hundred percent (100%) vested on the third anniversary of its date of grant. Subsequent Options (as defined in Section 12) granted to Independent Directors shall become vested in cumulative monthly installments of 1/12 of the Shares subject to such Option on each of the monthly anniversaries of the date of Subsequent Option grant, commencing with the twenty-fifth monthly anniversary of such date of Subsequent Option grant, such that each Subsequent Option shall be one hundred percent (100%) vested on the third anniversary of the date of Subsequent Option grant. Subject to Section 10, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at the time of an Independent Director's termination of membership on the Board shall thereafter become exercisable.

     14.  Stock Purchase Rights.
          ---------------------

               (a)  Rights to Purchase. Stock Purchase Rights may be issued
                    ------------------
either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

               (b)  Repurchase Option. Unless the Administrator determines
                    -----------------
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but in no case at a rate of less than twenty percent (20%) per year over five (5) years from the date of purchase.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Shareholder. Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

   15. Adjustments upon Changes in Capitalization, Merger or Asset Sale.
       ----------------------------------------------------------------

          (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option or Stock Purchase Right, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Optionee in any fiscal year pursuant to Section 6(c));

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options or Stock Purchase Rights; and

               (iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

          (b) In the event of any transaction or event described in Section 15(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or Stock Purchase Right or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, is hereby authorized

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

to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option or Stock Purchase Right granted under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) To provide for either the purchase of any such Option or Stock Purchase Right for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or Stock Purchase Right or realization of the Optionee's rights had such Option or Stock Purchase Right been currently exercisable or payable or fully vested or the replacement of such Option or Stock Purchase Right with other rights or property selected by the Administrator in its sole discretion;

          (ii) To provide that such Option or Stock Purchase Right cannot vest, be exercised or become payable after such event;

          (iii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

          (iv) To provide that such Option or Stock Purchase Right be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options or Stock Purchase Rights or Options or Stock Purchase Rights which may be granted in the future; and

          (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Option Agreement or Restricted Stock purchase agreement upon some or all Shares may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase.

     (c) Subject to Section 3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, Stock Purchase Right, agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (d) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement or any Restricted Stock purchase agreement would so qualify, then this Plan and any such agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any such agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement or Restricted Stock purchase agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

               (e) The existence of the Plan, any Option Agreement or Restricted Stock purchase agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     16.  Time of Granting Options and Stock Purchase Rights. The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     17.  Amendment and Termination of the Plan.
          -------------------------------------

               (a)  Amendment and Termination. The Board may at any time wholly
                    -------------------------
or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in
Section 15, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under
Section 7.

               (b)  Stockholder Approval. The Board shall obtain stockholder
                    --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c)  Effect of Amendment or Termination. No amendment,
                    ----------------------------------
alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     18.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  Reservation of Shares. The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     20.  Stockholder Approval.  This Plan was originally approved by the
          --------------------
Stockholders of the Company as of April 9, 1999.

     21.  Information to Optionees and Purchasers.  The Company shall provide to
          ---------------------------------------
each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

     22.  Governing Law.  The validity and enforceability of this Plan shall be
          -------------
governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.



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